UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2015

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

COMMISSION FILE NO. 1-31507

94-3283464
(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 110, The Woodlands, TX, 77380
(Address of principal executive offices)

(832) 442-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on May 15, 2015.

Our stockholders reelected Michael W. Harlan as a Class II director by the votes indicated below:

Total Votes For:	104,851,988
Total Votes Against:	7,898,670
Total Votes Abstained:	112,628
Total Broker Non-Votes:	4,884,288

Our stockholders reelected William J. Razzouk as a Class II director by the votes indicated below:

Total Votes For:	101,871,801
Total Votes Against:	10,879,015
Total Votes Abstained:	112,470
Total Broker Non-Votes:	4,884,288

Our stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2015 by the votes indicated below:

Total Votes For:	117,298,421
Total Votes Against:	330,987
Total Votes Abstained:	118,166
Total Broker Non-Votes:	0

Our stockholders approved on a non-binding, advisory basis the compensation of our named executive officers as disclosed in our proxy statement (“say on pay”) by the votes indicated below:

Total Votes For:	83,745,410
Total Votes Against:	28,908,341
Total Votes Abstained:	209,535
Total Broker Non-Votes:	4,884,288

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
(Registrant)

Date: May 15, 2015	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief Financial Officer